ATTACHMENT NO. 3

                           AGENCY LOAN PROMISSORY NOTE

$166,000.00                                                         May __, 1997
                                                            Calexico, California

     FOR VALUE RECEIVED, CALEXICO TISSUE COMPANY LLC, a New York limited liability company ("Developer"), promises to pay to the COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF CALEXICO, a public body corporate and politic (the "Agency"), or order at the Agency's office at 608 Heber Avenue, Calexico, California 92231, or such other place as the Agency may designate in writing, the principal sum of One Hundred Sixty-Six Thousand Dollars ($166,000) (the "Note Amount"), or so much of the Note Amount as has been disbursed by the Agency to or on behalf of the Developer, in currency of the United States of America, which at the time of payment is lawful for the payment of public and private debts.

     1. Agreement. This Agency Loan Promissory Note (the "Note") is given in accordance with that certain Loan Agreement executed by the Agency and the Developer, dated as of ________________, 1997 (the "Agreement"). The rights and obligations of the Developer and the Agency under this Note shall be governed by the Agreement and by the additional terms set forth in this Note. The Note Amount shall be disbursed on behalf of the Developer by depositing the full Note Amount with the construction loan bank pursuant to the Agreement.

     2. Interest. The Note Amount shall bear interest at the rate of three percent (3%) per annum, except that simple interest shall begin to accrue at the rate of ten percent (10%) per annum in the event that the total amount of the principal, interest and any other amounts owed under this Note shall become immediately due and payable upon a default by the Developer under the Agreement or this Note, which has not been cured within the period of time set forth in those documents. Failure to declare such amounts due shall not constitute waiver on the part of the Agency to declare them due subsequently.

     3. Repayment of Note Amount. The Note Amount shall be fully amortized on a quarterly basis over a fifteen-year period. Notwithstanding the foregoing, the full Note Amount may be accelerated as set forth in Section 12 below.

     4. Security. This Note is secured by a Deed of Trust With Assignment of Leases and Rents, Security Agreement, Financing Statement, and Fixture Filing (the "Agency Loan Deed of Trust") dated as of the same date as this Note.

     5. Waivers

          (a) Developer expressly agrees that this Note or any payment hereunder may be extended from time to time at the Agency's sole discretion and that the Agency may accept security in consideration for any such extension or release any security for this Note at its sole discretion all without in any way affecting the liability of Developer.


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          (b) No extension of time for payment of this Note made by agreement by the Agency with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Developer under this Note, either in whole or in part.

          (c) The obligations of Developer under this Note shall be absolute and Developer waives any and all rights to offset, deduct or withhold any payments or charges due under this Note for any reasons whatsoever.

          (d) Developer waives presentment, demand, notice of protest and nonpayment, notice of default or delinquency, notice of acceleration, notice of costs, expenses or leases or interest thereon, notice of dishonor, diligence in collection or in proceeding against any of the rights of interests in or to properties securing of this Note, and the benefit of any exemption under any homestead exemption laws, if applicable.

          (e) No previous waiver and no failure or delay by Agency in acting with respect to the terms of this Note or the Agency Loan Deed of Trust shall constitute a waiver of any breach, default, or failure or condition under this Note, the Agency Loan Deed of Trust or the obligations secured thereby. A waiver of any term of this Note, the Agency Loan Deed of Trust or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of stick waiver.

     6. Attorneys' Fees and Costs. Developer agrees that if any amounts due under this Note are not paid when due, to pay in addition, all costs and expenses of collection and reasonable attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed.

     7. Joint and Several Obligation. This Note is the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their heirs, successors and assigns.

     8. Amendments and Modifications. This Note may not be changed orally, but only by an amendment in writing signed by Developer and by the Agency.

     9. Agency May Assign. Agency may, at its option, assign its right to receive payment under this Note without necessity of obtaining the consent of the Developer.

     10. Developer Assignment Prohibited. Except in connection with transfers permitted pursuant to Section 503 of the Agreement, in no event shall Developer assign or transfer any portion of this Note without the prior express written consent of the Agency, which consent may be given or withheld in the Agency's sole discretion.

     11. Terms. Any terms not separately defined herein shall have the same meanings as set forth in the Agreement.

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     12. Acceleration and Other Remedies. Upon: (a) the occurrence of an event of Default as defined in the Agreement, or (b) Developer selling, contracting to sell, giving an option to purchase, conveying, leasing, further encumbering, mortgaging, assigning or alienating any of the Properties whether directly or indirectly whether voluntarily or involuntarily or by operation of law, or any interest in the Site, or suffering its title, or any interest in the Site to be divested, whether voluntarily or involuntarily, without the consent of the Agency as set forth in Section 503 of the Agreement, except for such transfers which are permitted pursuant to Section 503 of the Agreement, Agency may, at Agency's option, declare the outstanding principal amount of this Note, together with the then accrued and unpaid interest thereon and other charges hereunder, and all other sums secured by the Agency Loan Deed of Trust, to be due and payable immediately, and upon such declaration, such principal and interest and other sums shall immediately become and be due and payable without demand or notice, all as further set forth in the Agency Loan Deed of Trust. All costs of collection, including, but not limited to, reasonable attorneys' fees and all expenses incurred in connection with protection of, or realization on, the security for this Note, may be added to the principal hereunder, and shall accrue interest as provided herein. Agency shall at all times have the right to proceed against any portion of the security for this Note in such order and in such manner as such Agency may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the Agency in exercising any right hereunder, under the Agreement or under the Agency Loan Deed of Trust shall not operate as a waiver of such right, or of any other right. No single or partial exercise of any right or remedy hereunder or under the Agreement or any other document or agreement shall preclude other or further exercises thereof, or the exercise of any other right or remedy. The acceptance of payment of any sum payable hereunder, or part thereof, after the due date of such payment shall not be a waiver of Agency's right to either require prompt payment when due of all other sums payable hereunder or to declare an Event of Default for failure to make prompt or complete payment.

     13. Consents. Developer hereby consents to: (a) any renewal, extension or modification (whether one or more) of the terms of the Agreement or the terms or time of payment under this Note, (b) the release or surrender or exchange or substitution of all or any part of the security, whether real or personal, or direct or indirect, for the payment hereof, (c) the granting of any other indulgences to Developer, and (d) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to Developer or to any endorser, guarantor or surety hereof, and without affecting the liability of said parties hereunder.

     14. Successors and Assigns. Whenever "Agency" is referred to in this Note, such reference shall be deemed to include the Community Redevelopment Agency of the City of Calexico and its successors and assigns, including, without limitation, any subsequent assignee or holder of this Note. All covenants, provisions and agreements by or on behalf of Developer, and on behalf of any makers, endorsers, guarantors and sureties hereof which are contained herein shall inure to the benefit of the Agency and Agency's successors and assigns.

     15. Usury. It is the intention of Developer and Agency to conform strictly to the Interest Law, as defined below, applicable to this loan transaction. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, the aggregate of all interest and any other charges or consideration

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constituting interest under the applicable Interest Law that is taken, reserved, contracted for, charged or received under this Note, or under any of the other aforesaid agreements or otherwise in connection with this loan transaction, shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law applicable to this loan transaction, If any excess of interest in such respect is provided for in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, then, in such event:

          (a) the provisions of this paragraph shall govern and control;

          (b) neither Developer nor Developer's heirs, legal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law applicable to this loan transaction;

          (c) any excess shall be deemed canceled automatically and, if theretofore paid, shall be credited on this Note by Agency or, if this Note shall have been paid in full, refunded to Developer; and

          (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as defined below), allowed under such Interest Law, as now or hereafter construed by courts of appropriate jurisdiction. To the extent permitted by the Interest Law applicable to this loan transaction, all sums paid or agreed to be paid to Agency for the use, forbearance or detention of the indebtedness evidenced hereby shall be amortized, prorated, allocated and spread throughout the full term of this Note. For purposes of this Note, "Interest Law" shall mean any present or future law of the State of California, the United States of America, or any other jurisdiction which has application to the interest and other charges under this Note. The "Maximum Legal Rate of Interest" shall mean the maximum rate of interest that Agency may from time to time charge Developer, and under which Developer would have no claim or defense of usury under the Interest Law.

     16. No Personal Liability. In the event of any default under the terms of this Note or the Agency Loan Deed of Trust, the sole recourse of the Agency for any and all such defaults shall be by judicial foreclosure or by the exercise of the trustee's power of sale, and the Developer shall not be personally liable for the payment of this Note or for the payment of any deficiency established after judicial foreclosure or trustee's sale; provided, however, that the foregoing shall not in any way affect any rights the Agency may have (as a secured party or otherwise) hereunder or under the Agreement or Agency Loan Deed of Trust to (a) recover directly from Developer any amounts secured by the Agency Loan Deed of Trust, or any funds, damages or costs (including without limitation reasonable attorneys' fees and costs) incurred by Agency as a result of fraud, misrepresentation or waste, or (b) recover directly from the Developer any condemnation or insurance proceeds, or other similar funds or payments attributable to the Site which under the terms of the Agency Loan Deed of Trust should have been paid to the Agency, and any costs and expenses incurred by the Agency in connection with (a) or (b) above (including without limitation reasonable attorneys' fees and costs).

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     17. Miscellaneous. Time is of the essence hereof. This Note shall be governed by and construed under the laws of the State of California except to the extent Federal laws preempt the laws of the State of California. Developer acknowledges that this Note was entered into and is to be performed in the County of Imperial and irrevocably and unconditionally submits to the jurisdiction of the Superior Court of the State of California for the County of Imperial or the United States District Court of the Southern District of California, as Agency hereof may deem appropriate, or, if required, the Municipal Court of the State of California for the County of Imperial, in connection with any legal action or proceeding arising out of or relating to this Note. Developer also waives any objection regarding personal or in rem jurisdiction or venue.

                                  DEVELOPER:

                                  CALEXICO TISSUE COMPANY LLC, a New
                                  York limited liability company

                                  By: /s/ Mehdi Gabayzadeh
                                      -----------------------------
                                          Medhid Gabayzadeh - Manager


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                                ATTACHMENT NO. 4

RECORDING REQUESTED BY                              )
AND WHEN RECORDED RETURN TO:                        )
                                                    )
Calexico Community Redevelopment Agency             )
608 Heber Avenue                                    )
Calexico, California 92231                          )
Attention: Executive Director                       )
- --------------------------------------------------------------------------------
                                                    This document is exempt from
                                                    the payment of a recording
                                                    fee pursuant to Government
                                                    Code Section 27383.




                            AGENCY LOAN DEED OF TRUST
            With Assignment of Leases and Rents, Security Agreement,
                     Financing Statement, and Fixture Filing


     THIS AGENCY LOAN DEED OF TRUST WITH ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT, AND FIXTURE FILING ("Agency Loan Deed of Trust"), made as of______________, 1997, is made by and among CALEXICO TISSUE COMPANY LLC, a New York limited liability company ("Trustor"), ____________________________ ("Trustee"), and the COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF CALEXICO, a public body, corporate and politic, organized and existing under laws of the State of California ("Beneficiary") The addresses of the parties are set forth in Section 7.11 of this Agency Loan Deed of Trust.


                            ARTICLE I. GRANT IN TRUST

     1.1 Grant. For the purposes of and upon the terms and conditions in this Agency Loan Deed of Trust, Trustor irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all that real property located in the City of Calexico, County of Imperial, State of California, described on Exhibit A attached hereto, together with all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and tax reimbursements, appurtenances, easements, rights and rights of way appurtenant or related thereto, all buildings, other improvements and fixtures now or hereafter located on the real property, including, but not limited to, Trustor's interest in all apparatus, equipment, and appliances used in the operation or occupancy of the real property, it being intended by the parties that all such items shall be conclusively considered to be a part of the real property, whether or not attached or affixed to the real property (the "Improvements"), and all interest or estate which Trustor may hereafter acquire in the property described above, and all additions and accretions thereto, and the proceeds of any of the foregoing; but, specifically excluding any personal property of any tenant of Trustor whether or not such personal property may be deemed a fixture under applicable law; (all of the foregoing being

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collectively referred to as the "Subject Property") The listing of specific rights or property shall not be interpreted as a limit of general terms.

     1.2 Address. The address of the Subject Property is
________________________ Calexico, California. However, neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Agency Loan Deed of Trust on the Subject Property as described on Exhibit A.

                         ARTICLE II. OBLIGATIONS SECURED

     2.1 Obligations Secured. Trustor makes this grant and assignment pursuant to a Loan Agreement between Trustor and Beneficiary dated _______, 1997 (the "Agreement"), for the purpose of securing the following obligations ("Secured Obligations"):

          (a) Payment to Beneficiary of all sums at any time owing under that certain Agency Loan Promissory Note ("Note") in the amount of One Hundred Sixty-Six Thousand Dollars ($166,000) of even date herewith, executed by Trustor, as maker, and payable to the order of Beneficiary, as holder; and

          (b) Payment and performance of all covenants and obligations of Trustor under this Agency Loan Deed of Trust; and

          (c) Payment and performance of all future advances and other obligations that the then record owner of all or part of the Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when such future advance or obligation is evidenced by a writing which recites that it is secured by this Agency Loan Deed of Trust; and

          (d) All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; and (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.

     2.2 Obligations. The term "obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges, if any, late charges and loan fees at any time accruing or assessed on any of the Secured Obligations.

     2.3 Incorporation. All terms of the Secured Obligations and the document evidencing such obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice, if applicable and provided therein, that: (a) the Note may permit borrowing, repayment and re-borrowing so that repayments shall not reduce the amounts of the Secured Obligations; and (b) the rate of interest on one or more Secured Obligations may vary from time to time.

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                   ARTICLE III. ASSIGNMENT OF LEASES AND RENTS

     3.1 Assignment. Trustor hereby irrevocably, absolutely, unconditionally, and presently assigns, transfers, conveys, sets over, and delivers to Beneficiary all of Trustor's right, title and interest in, to and under: (a) all leases of the Subject Property or any portion thereof, all licenses and agreements relating to the management, leasing or operation of the Subject Property or any portion thereof, and all other agreements of any kind relating to the use, enjoyment or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof ("Leases"); and (b) the rents, issues, deposits, income, revenues, royalties, earnings and profits of the Subject Property, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases, all oil, gas and other mineral royalties, and all rents, issues, deposits, income, revenues, royalties, earnings and profits arising from the use or operation of coin operated laundry machines, vending machines, and all other coin operated machines ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees' performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present, absolute, perfected, choate and unconditional assignment, not an assignment for security purposes only, and Beneficiary's right to the Leases and Payments is not contingent upon, and may be exercised without possession of the Subject Property.

     3.2 Grant of License. Beneficiary confers upon Trustor a license ("License") to collect and retain the Payments as they become due and payable, until the occurrence of a Default (as hereinafter defined). Upon a Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments pursuant to Section 6.4 without further notice other than as required in Article VI hereof without taking possession of the Subject Property, without having a receiver appointed, and without taking any other action. Trustor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment by such lessees directly to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing hereunder. Trustor hereby relieves the lessees from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary.

     3.3 Effect of Assignment. The foregoing irrevocable Assignment shall not cause Beneficiary to be: (a) a mortgagee in possession, (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases, or (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; for any dangerous or defective condition of the Subject Property, or for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other person. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary hereunder; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Trustor arising under the Leases.

     3.4 Representations and Warranties. [Deleted]

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     3.5 Covenants. Trustor covenants and agrees at Trustor's sole cost and expense to (a) perform the obligations of lessor contained in the Leases and enforce by all available remedies performance by the lessees of the obligations of the lessees contained in the Leases, (b) give Beneficiary prompt written notice of any default which occurs with respect to any of the Leases, whether the default be that of the lessee or of the lessor; (c) exercise Trustor's best efforts to keep all portions of the Subject Property that are currently subject to Leases leased at all times at rentals not less than the maximum rent permitted under the regulatory agreements and other restrictions encumbering the Subject Property; (d) deliver to Beneficiary fully executed, counterpart original(s) of each and every Lease if requested to do so; and (e) execute and record such additional assignments of any Lease or specific subordinations of any Lease to this Agency Loan Deed of Trust, in form and substance acceptable to Beneficiary, as Beneficiary may request. Trustor shall not, without Beneficiary's prior written consent: (i) enter into any Leases after the date of this Assignment other than for occupancy of portions of the Subject Property;
(ii) execute any other assignment relating to any of the Leases except to construction loans and permanent loans and refinancings of those loans which have been approved by Beneficiary or are permitted pursuant to the Agreement;
(iii) discount any rent or other sums due under the Leases or collect the same in advance, other than to collect rent one (1) month in advance of the time when it becomes due; (iv) terminate, modify or amend any of the terms of the Leases or in any manner release or discharge the lessees from any obligations thereunder, except in the ordinary course of business; or (v) subordinate or agree to subordinate any of the Leases to any other deed of trust or encumbrance except to construction loans and permanent loans which have been approved by Beneficiary or are permitted pursuant to the Agreement. Any such attempted action in violation of the provisions of this Section 3.5 shall be null and void. Without in any way limiting the requirement of Beneficiary's consent hereunder, any sums received by Trustor in consideration of any termination (or the release or discharge of any lessee), modification or amendment of any Lease shall be applied to reduce the outstanding Secured Obligations and any such sums received by Trustor shall be held in trust by Trustor for such purpose.

     3.6 Estoppel Certificates. Within thirty (30) days after request by Beneficiary, Trustor shall deliver to Beneficiary and to any party designated by Beneficiary estoppel certificates executed by Trustor and by each of the lessees, in recordable form, certifying (if such be the case): (i) that the foregoing assignment and the Leases are in full force and effect; (ii) the date of each lessee's most recent payment of rent; (iii) that there are no defenses or offsets outstanding, or stating those claimed by Trustor or lessees under the foregoing assignment or the Leases, as the case may be; and (iv) any other information reasonably requested by Beneficiary.

                         ARTICLE IV. SECURITY AGREEMENT,
                     FINANCING STATEMENT, AND FIXTURE FILING

     4.1 Security Interest. Trustor hereby grants and assigns to Beneficiary as of the recording date of this Deed Of Trust a first priority security interest, to secure payment and performance of all of the Secured Obligations, in all of Trustor's interest in the following described personal property in which Trustor now or at any time hereafter has any interest ("Collateral"):

     All goods, building and other materials, supplies, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on all or any

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     part of the Subject Property (to the extent the same are not effectively made a part of the Subject Property pursuant to Section 1.1 above), together with all rents, issues, deposits and profits of the Subject Property (to the extent, if any, they are not subject to Article III), all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, notes, drafts, letters of credit, insurance policies, insurance and condemnation awards and proceeds, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the Subject Property or any business now or hereafter conducted thereon by Trustor; all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property, all deposits or other security now or hereafter made with or given to utility companies by Trustor with respect to the Subject Property; all advance payments of insurance premiums made by Trustor with respect to the Subject Property; all plans, drawings and specifications relating to the Subject Property, all loan funds held by Beneficiary, whether or not disbursed; all funds deposited with Beneficiary pursuant to any loan agreement; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof together with all replacements and proceeds of and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing; but, specifically excluding any personal property of any tenant of Trustor whether or not such personal property may be deemed a fixture under applicable law.

As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Agency Loan Deed of Trust constitutes a fixture filing under Section 9313, Section 9402(6), and all other applicable sections of the California Uniform Commercial Code, as amended or recodified from time to time, and is acknowledged and agreed to be a "construction mortgage" under such Sections.

     4.2 Representations and Warranties. Trustor represents and warrants that:
(a) Trustor has, or will have, good title to the Collateral; (b) Trustor has not previously assigned or encumbered the Collateral, and no financing statement covering any of the Collateral has been delivered to any other person or entity except the Authority; and (c) Trustor's principal place of business is located at the address shown in Section 7.11.

     4.3 Rights of Beneficiary. In addition to Beneficiary's rights as a "Secured Party" under the California Uniform Commercial Code, as amended or recodified from time to time ("UCC"), Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Trustor (a) give notice to any person of Beneficiary's rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Beneficiary therein; (c) inspect the Collateral; and
(d) endorse, collect and receive any right to payment of money owing to Trustor under or from the Collateral. Notwithstanding the above, in no event shall Beneficiary be deemed to have accepted any property other than cash in satisfaction of any obligation of Trustor to Beneficiary unless Beneficiary shall make an express written election of said remedy under UCC ss.9505, or other applicable law.

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     4.4 Rights of Beneficiary on Default. Upon the occurrence of a Default under this Agency Loan Deed of Trust, then in addition to all of Beneficiary's rights as a "Secured Party" under the UCC or otherwise at law:

          (a) Beneficiary may (i) upon written notice, require Trustor to assemble any or all of the Collateral and make it available to Beneficiary at a place designated by Beneficiary; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take possession of, collect, sell, and dispose of any or all of the Collateral, and store the same at locations acceptable to Beneficiary at Trustor's expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales, and

          (b) Beneficiary may, for the account of Trustor and at Trustor's expense: (i) operate, use, consume, sell or dispose of the Collateral as Beneficiary deems appropriate for the purpose of performing any or all of the Secured Obligations; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Beneficiary may deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Trustor in connection with or on account of any or all of the Collateral.

     Notwithstanding any other provision hereof Beneficiary shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Trustor to Beneficiary unless Trustor shall make an express written election of said remedy under UCC ss.9505, or other applicable law.

     4.5 Possession and Use of Collateral. Except as otherwise provided in this Section or the other Loan Documents (as defined in Section 6.2(h), below), so long as no Default exists under this Agency Loan Deed of Trust or any of the Loan Documents, Trustor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Trustor's business and in accordance with the Loan Documents.

     4.6 No Personal Liability. In the event of any default under the terms of the Note or this Agency Loan Deed of Trust, the sole recourse of the Beneficiary for any and all such defaults shall be by judicial foreclosure or by the exercise of the trustee's power of sale, and the Trustor shall not be personally liable for the payment of the Note or for the payment of any deficiency established after judicial foreclosure or trustee's sale; provided, however, that the foregoing shall not in any way affect any rights the Beneficiary may have (as a secured party or otherwise) hereunder or under the Agreement or this Agency Loan Deed of Trust to (a) recover directly from Trustor any amounts secured by this Agency Loan Deed of Trust, or any funds, damages or costs (including without limitation reasonable attorneys' fees and costs) incurred by Agency as a result of fraud, misrepresentation or waste; or (b) recover directly from the Trustor any condemnation or insurance proceeds, or other similar funds or payments attributable to the Site which under the terms of this Agency Loan Deed of Trust should have been paid to the Beneficiary, and any costs and expenses incurred by the Beneficiary in connection with (a) or (b) above (including without limitation reasonable attorneys' fees and costs).

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                   ARTICLE V. RIGHTS AND DUTIES OF THE PARTIES

     5.1 Title. Trustor represents and warrants that, except as disclosed to Beneficiary in writing which refers to this warranty, Trustor lawfully holds and possesses fee simple title to the Subject Property without limitation on the right to encumber, and that this Agency Loan Deed of Trust is a second lien on the Subject Property and on the Collateral.

     5.2 Taxes and Assessments. Subject to Trustor's rights to contest payment of taxes, Trustor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Trustor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; provided, however, Trustor shall have no obligation to pay taxes which may be imposed from time to time upon Beneficiary and which are measured by and imposed upon Beneficiary's net income.

     5.3 [Reserved]

     5.4 Performance of Secured Obligations. Trustor shall promptly pay and perform each Secured Obligation when due.

     5.5 Liens. Encumbrances and Charges. Trustor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Agency Loan Deed of Trust. Trustor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or any interest therein, whether senior or subordinate hereto.

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     5.6 Damages; Insurance and Condemnation Proceeds.

     (a) The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Trustor to Beneficiary and, at the request of Beneficiary, shall be paid directly to Beneficiary: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Subject Property; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Subject Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Subject Property; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 5.7(d), Beneficiary may at its discretion apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any claim and may apply the balance to the Secured Obligation in any order, and/or Beneficiary may release all or any part of the proceeds to Trustor upon any conditions Beneficiary may impose. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary; provided, however, that if Beneficiary fails to pursue any such claim, Beneficiary shall assign or permit Trustor to pursue such claim upon Trustor's request, and in no event shall Beneficiary be responsible for any failure to collect any claim or award, regardless of the cause of the failure.

     (b) Beneficiary shall permit insurance or condemnation proceeds held by Beneficiary to be used for repair or restoration but may condition such application upon reasonable conditions, including, without limitation: (i) the deposit with Beneficiary of such additional funds which Beneficiary determines are needed to pay all cost of the repair or restoration, (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (ii) the establishment of an arrangement for lien releases and disbursement of funds acceptable to Beneficiary; (iii) the delivery to Beneficiary of plans and specifications for the work, a contract for the work signed by a contractor acceptable to Beneficiary, a cost breakdown for the work and a payment and performance bond for the work, all of which shall be acceptable to Beneficiary; and (iv) the delivery to Beneficiary of evidence acceptable to Beneficiary (aa) that after completion of the work the income from the Subject Property will be sufficient to pay all expenses and debt service for the Subject Property; (b) of the continuation of Leases acceptable to and required by Beneficiary; (cc) that upon completion of the work, the size, capacity and total value of the Subject Property will be at least as great as it was before the damage or condemnation occurred, subject to City laws, ordinances, regulations and standards then in effect, (d) that there has been no material adverse change in the financial condition or credit of Trustor since the date of this Agency Loan Deed of Trust; and (e) the satisfaction of any additional conditions that Beneficiary may reasonably establish to protect its security. Trustor hereby acknowledges that the conditions described above are reasonable.

     5.7 Maintenance and Preservation of the Subject Property. Trustor covenants: (a) to insure the Subject Property against such risks as Beneficiary may require and, at Beneficiary's request, to provide evidence of such insurance to Beneficiaries, and to comply with the requirements of any insurance companies insuring the Subject Property; (b) to keep the Subject Property in good condition and repair; (c) except with Beneficiary's prior written consent, not to remove or demolish the Subject Property or any part thereof; (d) to complete or restore promptly and in good and workmanlike manner the Subject Property, or any part thereof which may be damaged or destroyed, without regard to whether Beneficiary elects to require that insurance proceeds be used to reduce the Secured Obligations as provided in Section 5.6, except to the extent that the damage or destruction is due to a casualty which Trustor is not required to insure against and in fact does not insure against, or to the extent that insurance proceeds are not made available to Trustor; (e) to comply with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Subject Property and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or requirements; (f) not to commit or permit waste of the Subject Property; and (g) to do all other acts which from the character or use of the Subject Property may be reasonably necessary to maintain and preserve its value.

     5.8 Defense and Notice of Losses, Claims, and Actions. At Trustor's sole expense, Trustor shall protect, preserve and defend the Subject Property and title to and right of possession of the Subject Property, the security hereof and the rights and powers of Beneficiary and Trustee hereunder against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim of the filing of any action or proceeding, of the occurrence of any damage to the Subject Property and of any condemnation offer or action.

     5.9 Acceptance of Trust; Powers and Duties of Trustee. Trustee accepts this trust when this Agency Loan Deed of Trust is recorded. From time to time upon written request of Beneficiary and presentation of this Agency Loan Deed of Trust or a certified copy thereof for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any obligations secured hereby, Trustee may, without liability therefor and without notice reconvey all or any part of the Subject Property. Except as may be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available hereunder, and may obtain orders or decrees directing or confirming or approving acts in the execution of said trust and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding, including, without limitation, actions in which Trustor, Beneficiary or Trustee shall be a party unless held or commenced and maintained by Trustee under this Agency Loan Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability or expense.

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     5.10 Compensation; Exculpation; Indemnification.

     (a) Trustor shall pay Trustee's fees and reimburse Trustee for expenses in the administration of this trust, including attorneys' fees. Trustor shall pay to Beneficiary reasonable compensation for services rendered concerning this Agency Loan Deed of Trust, including without limit any statement of amounts owing under any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Agency Loan Deed of Trust; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Subject Property or under this Agency Loan Deed of Trust; or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease the Subject Property after a Default or from any other act or omission of Beneficiary in managing the Subject Property after a Default unless the loss is caused by the gross negligence or willful misconduct of Beneficiary and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

     (b) Trustor indemnifies Trustee and Beneficiary against, and holds Trustee and Beneficiary harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Agency Loan Deed of Trust;
(ii) by reason of the execution of this trust or in performance of any act required or permitted hereunder or by law; or (iii) as a result of any failure of Trustor to perform Trustor's obligations, except to the extent such matters which are caused as a result of the gross negligence or willful misconduct of Beneficiary or Trustee. The above obligation of Trustor to indemnify and hold harmless Trustee and Beneficiary shall survive the release and cancellation of the Secured Obligations and the release and reconveyance or partial release and reconveyance of this Agency Loan Deed of Trust.

     (c) Trustor shall pay all amounts and indebtedness arising under this
Section 5.10 immediately upon demand by Trustee or Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest applicable to the principal balance of the Note as specified therein.

     5.11 Substitution of Trustees. From time to time, by a writing, signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Subject Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 5.11 shall be conclusive proof of the proper substitution of such new Trustee.

     5.12 Due on Sale or Encumbrance. Absent consent required pursuant to the terms of the Loan Documents, if the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests of Trustor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Beneficiary, or as otherwise permitted pursuant to the Agreement, then Beneficiary, in its sole discretion, may declare all Secured Obligations immediately due and payable.

     5.13 Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Subject Property or in any manner obligated under the Secured Obligations ("Interested Parties"), Beneficiary may, from time to time, release any person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Subject Property and other security for the Secured Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien of this Agency Loan Deed of Trust upon the Subject Property.

     5.14 Reconveyance. Upon Beneficiary's written request, and upon surrender to Trustee for cancellation of this Agency Loan Deed of Trust or a certified copy thereof and any note, instrument, or instruments setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Subject Property or that portion thereof then held hereunder. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto" and the recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Subject Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Subject Property to the person or persons legally entitled thereto.

     5.15 Subrogation. Beneficiary shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Agency Loan Deed of Trust or by the proceeds of any loan secured by this Agency Loan Deed of Trust.

     5.16 Right of Inspection. Beneficiary, its agents and employees, may enter the Subject Property at any reasonable time, upon reasonable advance notice except in cases of emergency, for the purpose of inspecting the Subject Property and ascertaining Trustor's compliance with the terms hereof.


                         ARTICLE VI. DEFAULT PROVISIONS

     6.1 Default. For all purposes hereof the term "Default" shall mean (a) at Beneficiary's option, the failure of Trustor to make any payment of principal or interest on the Note or to pay any other amount due hereunder or under the Note when the same is due and payable, whether at maturity, by acceleration or otherwise; (b) the failure of Trustor to perform any non-monetary obligation hereunder, or the failure to be true of any representation or warranty of Trustor contained herein and the continuance of such failure for ten (10) days after notice, or within any longer grace period, if any, allowed in the Agreement for such failure, or (c) the existence of any Default or Event of Default as defined in the Agreement.

     6.2 Rights and Remedies. At any time after Default, Beneficiary and Trustee shall each have all the following rights and remedies:

          (a) With or without notice, to declare all Secured Obligations immediately due and payable;

          (b) With or without notice, and without releasing Trustor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Default of Trustor and, in connection therewith, to enter upon the Subject Property and do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Agency Loan Deed of Trust or the rights or powers of Beneficiary or Trustee under this Agency Loan Deed of Trust, (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of either Beneficiary or Trustee, is or may be senior in priority to this Agency Loan Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto, (iii) to obtain insurance, (iv) to pay any premiums or charges with respect to insurance required to be carried under this Agency Loan Deed of Trust; or (v) to employ counsel, accountants, contractors and other appropriate persons.

          (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

          (d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right and without regard to the adequacy of the security for the repayment of the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default, and Trustor hereby consents to such appointment;

          (e) To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Subject Property, to make, terminate, enforce or modify the Leases of the Subject Property upon such terms and conditions as Beneficiary deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Trustee's or Beneficiary's sole judgment, to protect or enhance the security hereof;

          (f) To execute a written notice of such Default and of its election to cause the Subject Property to be sold to satisfy the Secured Obligations. As a condition precedent to any such sale, Trustee shall give and record such notice as the law then requires. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Trustor nor any other person or entity other than Beneficiary shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Trustee may from time to time postpone sale of all or any portion of the Subject Property by public announcement at such time and place of sale. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor or Beneficiary may purchase at the sale;

          (g) To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Secured Obligations all in such order and manner as Trustee and Beneficiary, or either of them, determine in their sole discretion.

          (h) To pursue any other rights and remedies available to Beneficiary or Trustee at law, in equity, or under this Agency Loan Deed of Trust, the Note, or any other agreement, document, or instrument executed in connection therewith (collectively, the "Loan Documents").

          (i) Upon sale of the Subject Property at any judicial or non-judicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Secured Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Beneficiary in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Subject Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Subject Property prior to resale, costs of resale (e.g., Agency's, attorneys' fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Subject Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Beneficiary; (iv) declining trends in real property values generally and with respect to properties similar to the Subject Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and (vii) such other factors or matters that Beneficiary (in its sole and absolute discretion) deems appropriate. In regard to the above, Trustor acknowledges and agrees that: (w) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid, (x) this Section does not impose upon Beneficiary any additional obligations that are not imposed by law at the time the credit bid is made, (y) the amount of Beneficiary's credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Trustor and Beneficiary; and (z) Beneficiary's credit bid may be (at Beneficiary's sole and absolute discretion) higher or lower than any appraised value of the Subject Property. Nothing herein shall diminish or affect Trustor's right to a fair value determination in accordance with the provisions of Code of Civil Procedure Section 5802.

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     6.3 Application of Foreclosure Sale Proceeds. After deducting all costs, fees and expenses of Trustee, and of this trust, including, without limitation, cost of evidence of title and attorneys fees in connection with sale and costs and expenses of sale and of any judicial proceeding wherein such sale may be made, Trustee shall apply all proceeds of any foreclosure sale: (i) to payment of all sums expended by Beneficiary under the terms hereof and not then repaid, with accrued interest at the rate of interest specified in the Note to be applicable on or after maturity or acceleration of the Note; (ii) to payment of all other Secured Obligations; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

     6.4 Application of Other Sums. All sums received by Beneficiary under
Section 6.2 or Section 3.2, less all costs and expenses incurred by Beneficiary or any receiver under Section 6.2 or Section 3.2, including, without limitation, attorneys' fees, shall be applied in payment of the Secured Obligations in such order as Beneficiary shall determine in its sole discretion; provided, however, Beneficiary shall have no liability for funds not actually received by Beneficiary.

     6.5 No Cure or Waiver. Neither Beneficiary's nor Trustee's nor any receiver's entry upon and taking possession of all or any part of the Subject Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall cure or waive any breach, Default or notice of default under this Agency Loan Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and Trustor has cured all other defaults), or impair the status of the security, or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Agency Loan Deed of Trust.

     6.6 Payment of Costs, Expenses and Attorney's Fees. Trustor agrees to pay to Beneficiary immediately and without demand all costs and expenses incurred by Trustee and Beneficiary pursuant to subparagraphs (a) through (i) inclusive of
Section 6.2 (including, without limitation, court costs and attorneys' fees, whether incurred in litigation or not) with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Note as specified therein. In addition, Trustor shall pay to Trustee all Trustee's fees hereunder and shall reimburse Trustee for all expenses incurred in the administration of this trust, including, without limitation, any attorneys fees.

     6.7 Non-Recourse Obligation. In the event of any default under the terms of the Note or this Agency Loan Deed of Trust, the sole recourse of Beneficiary for any and all such defaults shall be by judicial foreclosure or by the exercise of the trustee's power of sale, and Trustor shall not be personally liable for the payment of the Note or for the payment of any deficiency established after judicial foreclosure or trustee's sale; provided, however, that the foregoing shall not in any way affect any rights Beneficiary may have (as a secured party or otherwise) hereunder or under the Note to (a) recover directly from Trustor any amounts secured by this Agency Loan Deed of Trust, or any funds, damages or costs (including without limitation reasonable attorneys' fees and costs) incurred by Beneficiary as a result of fraud, misrepresentation or waste, or (b) recover directly from Trustor any condemnation or insurance proceeds, or other similar funds or payments attributable to the Subject

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Property which under the terms of this Agency Loan Deed of Trust should have been paid to Beneficiary, and any costs and expenses incurred by Beneficiary in connection with (a) or (b) above (including without limitation reasonable attorneys' fees and costs).


                      ARTICLE VII. MISCELLANEOUS PROVISIONS

     7.1 Additional Provisions. The Loan Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Loan Documents grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Agency Loan Deed of Trust and to the Subject Property and such further rights and agreements are incorporated herein by this reference.

     7.2 Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary consents to a merger in writing.

     7.3 Obligations of Trustor, Joint and Several. If more than one person has executed this Agency Loan Deed of Trust as "Trustor," the obligations of all such persons hereunder shall be joint and several.

     7.4 Recourse to Separate Property. Any married person who executes this Agency Loan Deed of Trust as a Trustor agrees that any money judgment which Beneficiary or Trustee obtains pursuant to the terms of this Agency Loan Deed of Trust or any other obligation of that married person secured by this Agency Loan Deed of Trust may be collected by execution upon that person's separate property, and any community property of which that person is a manager.

     7.5 Waiver of Marshaling Rights. Trustor, for itself and for all parties claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives all rights to have the Subject Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation ("Other Property") marshaled upon any foreclosure of this Agency Loan Deed of Trust or on a foreclosure of any other security for any of the Secured Obligations. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

     7.6 Rules of Construction. When the identity of the parties or other circumstances make it appropriate the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Subject Property" means all and any part of the Subject Property and any interest in the Subject Property.

     7.7 Successors in Interest. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto, provided, however, that this Section does not waive or modify the provisions of Section 5.12.

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     7.8 Execution In Counterparts. This Agency Loan Deed of Trust may be
executed in any number of counterparts, each of which, when executed and delivered to Beneficiary, will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

     7.9 California Law. This Agency Loan Deed of Trust shall be construed in accordance with the laws of the State of California, except to the extent that Federal laws preempt the laws of the State of California.

     7.10 Incorporation. Exhibit A is incorporated into this Agency Loan Deed of Trust by this reference.

     7.11 Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agency Loan Deed of Trust shall be in writing and shall be considered as properly given if delivered personally or sent by first class U.S. mail, postage prepaid, except that notice of a Default may be sent by certified mail, return receipt requested, or by overnight express mail or by commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt at the addresses set forth below. For purposes of notice, the addresses of the parties shall be:

                  Trustor:        Calexico Tissue Company LLC
                                  135 Engineers Road
                                  Hauppauge, New York 11788

             With copy to:        Mandel and Resnik, P.C.
                                  220 East 42nd Street
                                  New York, New York 10017
                                  Attn: Nicholas J. Kaiser, Esq.

                  Trustee:        _____________________________
                                  _____________________________
                                  _____________________________
                                  _____________________________

              Beneficiary:        Community Redevelopment Agency of the
                                  City of Calexico
                                  608 Heber Avenue
                                  Calexjco, CA 92231

its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth hereinabove. Trustor shall forward to Beneficiary, without delay, any notices, letters or other communications delivered to the Subject Property or to Trustor naming Beneficiary, "Lender" or any similar designation as addressee, or which could reasonably be deemed to affect the ability of Trustor to perform its obligations to Beneficiary under the Note.

     7.12 Waiver of Set Off Rights. Trustor hereby waives all rights to set off, against any amount owed by Trustor under the Loan Documents, any claims Trustor may have against Beneficiary, including, without limitation, the rights afforded by California Code of Civil Procedure Section 431.70.

     7.13 Trustor's Request for Notice of Default and Notice of Sale. Trustor hereby requests that a copy of any notice of default or notice of sale under this deed of trust be mailed to trustor at the address set forth in section 7.11 of this deed of trust.

     IN WITNESS WHEREOF, Trustor has executed this Agency Loan Deed of Trust as of the day and year set forth above.


                                     CALEXICO TISSUE COMPANY LLC, a New
                                     York limited liability

                                     By: /s/ Mehdi Gabayzadeh
                                         -----------------------------------
                                             Mehdi Gabayzadeh - Manager

                            CERTIFICATE OF ACCEPTANCE


     This is to certify that the interest in real property conveyed under the foregoing to the Community Redevelopment Agency of the City of Calexico, a public body, corporate and politic, is hereby accepted by the undersigned officer or agent on behalf of the Board of the Community Redevelopment Agency of the City of Calexico, pursuant to authority conferred by resolution of said Board adopted on _____________, 199__, and the grantee consents to recordation thereof by its duly authorized officer.

                                     COMMUNITY REDEVELOPMENT AGENCY
                                     OF THE CITY OF CALEXICO


Dated ________, 199_                 By: _______________________________


ATTEST

____________________________________
Secretary

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION



That real property located in the State of California, County of Imperial, City of Calexico, and described as follows:


                                  Attachment 4
                                   Exhibit A-1

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

- --------------------------------------------------------------------------------

STATE OF NEW YORK            )
                             ) ss.
COUNTY OF SUFFOLK            )

On Sept. 17, 1997, before me,      Robert Joseph Knopf,          Notary Public,
                              (Print Name of Notary Public)

personally appeared  Mehdi Gabayzadeh

       |X|        personally known to me
                  -or-
       |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


             ROBERT JOSEPH KNOPF
          Notary Public, State of N.Y.       WITNESS my hand and official seal.
                 No. 4627472                 /s/ Robert Joseph Knopf
          Qualified in Suffolk County        ---------------------------------
      Commission Expires: June 30, 1999      Signature Of Notary

- --------------------------------------------------------------------------------

                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

       CAPACITY CLAIMED BY SIGNER            DESCRIPTION OF ATTACHED DOCUMENT
 |_|  Individual
 |_|  Corporate Officer

_____________________________________       ___________________________________
             Title(s)                            Title Or Type Of Document

 |_| Partner(s)        |_| Limited
                       |_| General
 |_| Attorney-In-Fact                       ___________________________________
 |_| Trustee(s)                                      Number Of Pages
 |_| Guardian/Conservator
 |_| Other: _________________________
                                            ___________________________________
Signer is representing:                              Date Of Document
Name Of Person(s) Or Entity(ies)

_____________________________________
                                            ___________________________________
_____________________________________        Signer(s) Other Than Named Above

- --------------------------------------------------------------------------------